Exhibit 10.29

AMENDMENT dated as of May 3, 2002 (this “Amendment”), to the Assignment and Servicing Agreement dated as of December 1, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Assignment and Servicing Agreement”), by and among IOS Capital, LLC, a Delaware limited liability company, as Originator and as Servicer (the “Originator” and the “Servicer”), IKON Receivables-1, LLC, as Seller (the “Seller”) and IKON Receivables, LLC as Issuer (the “Issuer”).

WHEREAS, the Servicer has requested that the Originator, the Seller, the Issuer, the Insurer and the Trustee, consent to an amendment to the Assignment and Servicing Agreement in the manner provided for in this Amendment; and

WHEREAS, the Originator, the Seller, the Issuer, the Insurer and the Trustee are willing, on the terms and conditions hereinafter set forth, to consent to such an amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Assignment and Servicing Agreement, as amended hereby.

2.    Amendment of the Agreement. (a) Section 10.01 of the Assignment and Servicing Agreement is hereby amended by deleting in its entirety clause (ix) of such Section.

(b) Section 10.02 of the Assignment and Servicing Agreement is hereby amended by deleting the text “So long as a Servicer Event of Default shall be continuing,” and substituting therefor “If a Servicer Event of Default has occurred and is continuing or, if and so long as IOS Capital is the Servicer, the long-term senior debt rating assigned by Moody’s or S&P to IOS Capital is Ba2 or below or BB or below, respectively,”.

3.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Assignment and Servicing Agreement, as amended by this Amendment, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Assignment and Servicing Agreement, as amended by this Amendment, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Servicer to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Assignment and Servicing Agreement, as amended by this Amendment. This Amendment shall apply and be effective only with respect to the provision of the Assignment and Servicing Agreement set forth herein. After the date hereof, any reference to the Assignment and Servicing Agreement shall mean the Assignment and Servicing Agreement as modified hereby.

4.    Effectiveness. This Amendment shall become effective only upon:

(a) receipt by the Trustee of counterparts hereof duly executed and delivered by the Originator, the Seller, the Issuer, the Insurer and the Trustee; and

(b) receipt by the Trustee and the Insurer of (i) an Officers’ Certificate (as defined in the Indenture) required by Section 12.04(a) of the Indenture in connection with this Amendment; and (ii) an Opinion of Counsel (as defined in the Indenture) required by Section 12.04(b) of the Indenture in connection with this Amendment.

5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

6.    Headings. Headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective, proper and duly authorized officer as of the day and year first above written.

IOS CAPITAL, LLC, as Originator,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

IKON RECEIVABLES - 1, LLC, as Seller,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

IKON RECEIVABLES, LLC, as Issuer,

by:	/s/ J.F. QUINN
Name: J.F. Quinn Title: Treasurer

AMBAC ASSURANCE CORPORATION, as Insurer,

by:	/s/ BARRY S. SCHOFIELD
Name: Barry S. Schofield Title: Vice President

JPMORGAN CHASE BANK, as Indenture Trustee,

by:	/s/ JENNIFER H. BARAN
Name: Jennifer H. Baran Title: Vice President

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